INCOME TAXES (Tables)	12 Months Ended
Dec. 31, 2015
Income Taxes Tables
Provision for income taxes
	2014	2015
Income tax at federal s statutory rate	34.0%	34.0%
Effects of permanate differences	(12.7)%	(11.7)%
Effect of state taxes (net of federal taxes)	4.0%	4.2%
Change in valuation allowance	(25.3)%	(26.5)%
	0.0%	0.0%